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                                                                   EXHIBIT 10.28

                        CELL ROBOTICS INTERNATIONAL, INC.

                            2002 STOCK PURCHASE PLAN

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                        CELL ROBOTICS INTERNATIONAL, INC.

                            2002 STOCK PURCHASE PLAN

1.       PURPOSE.

         The purpose of this Plan is to provide an opportunity for Eligible Participants of the Company and its Designated Subsidiary to purchase Common Stock of the Company and thereby to have an additional incentive to contribute to the prosperity of the Company. The Company makes no undertaking nor representation to qualify the Plan as an "Employee Stock Purchase Plan" under
Section 423 of the Code.

2.       DEFINITIONS.

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean such committee as may be appointed by the Board from time to time in accordance with Section 12 of this Plan, or if no such committee is appointed, the entire Board.

         (d) "Common Stock" shall mean the common stock of the Company, par value $.004 per share, or any stock into which such common stock may be converted.

         (e) "Company" shall mean Cell Robotics International, Inc., a Colorado corporation.

         (f) "Compensation" shall mean an Employee's wages or salary and other amounts payable to an Employee on account of personal services rendered by the Employee to the Company or a Designated Subsidiary and which are reportable as wages or other compensation on the Employee's Form W-2, plus pre-tax contributions of the Employee under a cash or deferred arrangement (401(k) plan) or cafeteria plan maintained by the Company or a Designated Subsidiary, but excluding, however, (a) non-cash fringe benefits, (b) special payments as determined by the Committee (e.g., moving expenses, unused vacation, severance pay), (c) income from the exercise of stock options or other stock purchases and
(d) any other items of Compensation as determined by the Committee.

         (g) "Consultant" shall mean a consultant or advisor who performs bona fide services to the Company or a Designated Subsidiary.

         (h) "Designated Subsidiary" shall mean a Subsidiary which has been designated by the Board or the Committee as eligible to participate in this Plan.

         (i) "Director" shall mean an individual serving as a member on the Board.

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         (j) "Eligible Participants" shall mean those Employees, Consultants and
Directors who are selected by the Committee to be eligible to purchase shares of Common Stock under Section 3 of this Plan.

         (k) "Employee" shall mean an individual classified as an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Company or a Designated Subsidiary on the Company payroll records during the relevant participation period.

         (l) "Exercise Period" shall mean a three-month, six-month or other period as determined by the Committee.

         (m) "Fair Market Value" shall mean such amount as the Board, in its sole discretion, shall determine; provided, however, that if there is a public market for the securities, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on a stock exchange, the Fair Market Value shall be the meant of the highest and lowest sale prices of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question.

         (n) "Participant" shall mean a participant in this Plan as described in Section 4 of this Plan.

         (o) "Plan" shall mean this Cell Robotics International, Inc. 2002 Stock Purchase Plan, as amended from time to time.

         (p) "Shareholder" shall mean a record holder of shares entitled to vote shares of Common Stock under the Company's Bylaws.

         (q) "Subsidiary" shall mean any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company.

3.       ELIGIBILITY.

         3.1 Any Employee regularly employed on a full-time or part-time basis by the Company or by the Designated Subsidiary shall be eligible to participate in this Plan. Any Director and any Consultant shall also be eligible to participate in this Plan; provided that any such Consultant shall either (a)(i) be an individual within the meaning of General Instruction A of the Registration Statement on Form S-8 and (ii) performs bona fide services to the Company or a Designated Subsidiary and such services are not in connection with the offer or sale of securities of the Company in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities or (b) be otherwise eligible for issuance of securities to consultants or advisors on a Registration Statement on Form S-8, or any successor form. The Committee may establish administrative rules requiring that employment, in the case of an Employee, or service, in the case of a Director or Consultant, commence some


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minimum period (e.g., one pay period) prior to being eligible to participate in this Plan. The Committee may also determine that a designated group of highly compensated Employees (e.g., Employees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) are ineligible to participate in this Plan. The Committee may impose such restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

         3.2 The Committee may determine that Directors, a designated group of highly compensated Employees, Employees who are officers (e.g., persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) are ineligible to participate in this Plan. The Committee may impose such restrictions on eligibility and participation of Employees, Consultants and Directors to facilitate compliance with federal or state securities laws or foreign laws.

4.       PARTICIPATION.

         4.1 An Eligible Participant may become a Participant by filing, on a date prescribed by the Committee, a Plan enrollment form required by the Committee and, in the case of an Employee, a completed payroll deduction authorization. An Eligible Participant who is an Employee may authorize payroll deductions at the rate of any whole percentage of the Employee's Compensation, not to exceed such percentage as specified from time to time by the Committee. All such payroll deductions or other amounts paid by any Participant under the Plan may be held by the Company and commingled with its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions or otherwise except where required by local law as determined by the Committee. The Committee may establish, or cause to be established, a separate bookkeeping account for each Participant. A Participant may not make any additional payments into such account unless authorized by the Committee.

         4.2 A Participant who is an Employee may suspend or discontinue participation in this Plan or increase or decrease his or her rate of payroll deductions at any time under procedures established by the Committee; provided that the Committee may impose a reasonable time period prior to end of any payroll period in which such election must be made in order to be effective with respect to that pay period and any election to increase or decrease a Participant's rate of payroll deductions shall only be effective by filing a new payroll deduction authorization and Plan enrollment form. If a new payroll deduction authorization and Plan enrollment form is not filed with the Company, the rate of payroll deductions shall continue at the originally elected rate unless the Committee determines to change the permissible rate.

         4.3 In the event any Participant terminates employment with the Company or any Subsidiary for any reason (including death) at any time before the expiration of an Exercise Period, the Participant's participation in this Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or the Participant's estate without interest (except where required by local law). Whether a termination of employment or service has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time) will be considered to be a termination of employment, and the Committee may establish


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termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Company and its Designated Subsidiary.

5.       OFFERING.

         5.1 The maximum number of shares of Common Stock which may be issued pursuant to this Plan shall be 2,000,000 shares, subject to adjustment as specified in Section 8. Each Exercise Period shall be determined by the Committee. The Committee shall have the power to change the duration of future Exercise Periods, establish different Exercise Periods for each Participant or extend Exercise Periods.

         5.2 With respect to each Exercise Period, each Eligible Participant who has elected to participate as provided in Section 4.1 shall be granted an option to purchase that number of shares of Common Stock which may be purchased during the Exercise Period with the value of the services rendered by the Participant or, in the case of a Participant who is an Employee, payroll deductions designated by such Employee, at the purchase price specified in Section 5.3 below.

         5.3 The purchase price under each option shall be a percentage established from time to time by the Committee of the Fair Market Value of the Common Stock on the date on which the Common Stock is purchased, the date the Participant enrolls in this Plan or such other date specified by the Committee. The purchase price shall be established by the Committee and the Committee shall in its sole discretion determine the value of services being rendered by any Participant or other amount, property, services or obligations contributed by the Participant for the purchase of the Common Stock. The value of any services provided a Participant to purchase Common Stock or the amount of payroll deductions of any Employee who is a Participant used to purchase Common Stock, shall be received or retained by the Company as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable.

6.       PAYMENT AND DELIVERY.

         Unless the Committee determines otherwise, an Eligible Participant may exercise an option at any time during the Exercise Period. Upon the exercise of an option, the Company shall deliver to the Participant the Common Stock purchased in accordance with this Plan and the elections made by such Participant. In no event shall a Participant be entitled to exercise any option for the purchase of fractional shares. To the extent the unused cash balance represents a fractional share, the unused cash balance shall be carried over to the next Exercise Period, if the Participant is also a Participant in this Plan at that time or refunded to the Participant, as determined by the Committee. The Committee may permit or require that shares be deposited directly with a broker designated by the Participant (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of dispositions of such shares or to restrict transfer of such shares. No Participant shall have any voting, dividend, or other shareholder


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rights with respect to shares subject to any option granted under this Plan until the option has been exercised and shares issued.

7.       EXPIRATION OF EXERCISE PERIOD.

         Upon the expiration of each Exercise Period, to the extent unexercised
(a) a Participant that is an Employee shall be deemed to have automatically exercised his option for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section
5.3 and (b) a Participant that is a Consultant or a Director shall be deemed to have terminated his option for the purchase of any shares of Common Stock subject to such option.

8.       RECAPITALIZATION.

         If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the maximum number of shares specified in Section 5.1 shall be proportionately increased or decreased, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Committee, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Committee, if it so determines in the exercise of its sole discretion, also may adjust the number of shares specified in Section 5.1, as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares subject to any individual option, in the event the Company effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock. The Committee's determinations under this Section 8 shall be conclusive and binding on all parties.

9.       MERGER, LIQUIDATION, OTHER COMPANY TRANSACTIONS.

         9.1 In the event of the proposed liquidation or dissolution of the Company, any outstanding option grants will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions remaining in the Participants' accounts will be refunded without interest to the applicable Participants.

         9.2 In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Committee, (a) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, or
(b) a date established by the Committee on or before the date of consummation of such merger, consolidation or sale shall be treated as an option termination date, and, at the Committee's sole discretion, all outstanding options shall be deemed void or exercisable on such date. To the extent the option is deemed void under this Section 9.2, the amounts of all payroll


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deductions remaining in the Participants' accounts will be refunded without interest to the applicable Participants.

10.      TRANSFERABILITY.

         Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under this Plan, such act shall be treated as an election by the Participant to discontinue participation in this Plan pursuant to Section 4.2.

11.      AMENDMENT OR TERMINATION OF THE PLAN.

         11.1 This Plan shall continue until, September 30, 2004, unless previously terminated in accordance with Section 11.2.

         11.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend this Plan, or revise or amend it in any respect whatsoever, except that, without approval of the shareholders, no such revision or amendment shall:

                  (a) be made if shareholder approval is required by applicable law or any listing standards of any exchange or market in which the Common Stock is listed or trades; or

                  (b)      amend this Section 11.2 to defeat its purpose.

12.      ADMINISTRATION.

         The Board may elect to administer this Plan or the Board shall appoint a Committee consisting of at least two members, each of whom shall be a member of the Board who is a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Board may also require that each member of the Committee be an Outside Director, within the meaning of Section 162(m) of the Code. The members of the Committee will serve for such period of time as the Board may specify and may be removed by the Board at any time. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee will have the authority and responsibility for the day-to-day administration of this Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of this Plan, to interpret the provisions and supervise the administration of this Plan, and to take all action in connection with administration of this Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been


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made at a meeting of the Committee duly held. The Company shall pay all expenses incurred in the administration of this Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to this Plan or any option granted thereunder.

13.      COMMITTEE RULES FOR NON-UNITED STATES JURISDICTIONS.

         The Committee may adopt rules or procedures relating to the operation and administration of this Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

14.      SECURITIES LAWS REQUIREMENTS.

         The Company shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Company has determined that: (a) it and the Participant have taken all actions required to register the Common Stock under the United States Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof; (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (c) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

15.      GOVERNMENTAL REGULATIONS.

         This Plan and the Company's obligation to sell and deliver shares of its stock under this Plan shall be subject to the approval of any governmental authority required in connection with this Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16.      NO ENLARGEMENT OF EMPLOYEE RIGHTS.

         Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company or any Designated Subsidiary or to interfere with the right of the Company or Designated Subsidiary to discharge any Employee at any time.

17.      GOVERNING LAW.

         THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW MEXICO, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

18.      EFFECTIVE DATE.

         This Plan shall become effective on September 27, 2002, the date of its adoption by the Board.

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